                                                                 Exhibit 10.33.1
                                                                 ---------------




                           AVERY DENNISON CORPORATION

                          EMPLOYEE STOCK BENEFIT TRUST



                        Effective as of October 24, 1996

                               TABLE OF CONTENTS
                               -----------------

                                                                      PAGE
                                                                     ------

ARTICLE 1.
----------
Trust, Trustee and Trust Fund.....................................     2
-----------------------------
     1.1. Trust...................................................     2
          -----
     1.2. Trustee.................................................     2
          -------
     1.3. Trust Fund..............................................     2
          ----------
     1.4. Trust Fund Subject to Claims............................     2
          ----------------------------
     1.5. Definitions.............................................     3
          -----------

ARTICLE 2.
----------
Contributions and Dividends.......................................     6
---------------------------
     2.1. Contributions...........................................     6
          -------------
     2.2. Dividends...............................................     6
          ---------

ARTICLE 3.
----------
Release and Allocation of Company Stock...........................     7
---------------------------------------
     3.1. Release of Shares.......................................     7
          -----------------
     3.2. Allocations.............................................     7
          -----------
     3.3. Excess Shares...........................................     7
          -------------

ARTICLE 4.
----------
Compensation, Expenses and Tax Withholding........................     8
------------------------------------------
     4.1. Compensation and Expenses...............................     8
          -------------------------
     4.2. Withholding of Taxes....................................     8
          --------------------

ARTICLE 5.
----------
Administration of Trust Fund......................................     9
----------------------------
     5.1. Management and Control of Trust Fund....................     9
          ------------------------------------
     5.2. Investment of Funds.....................................     9
          -------------------
     5.3. Trustee's Administrative Powers.........................     9
          -------------------------------
     5.4. Voting and Tendering of Company Stock...................    11
          -------------------------------------
     5.5. Indemnification.........................................    13
          ---------------
     5.6. General Duty to Communicate to Committee................    14
          ----------------------------------------

ARTICLE 6.
----------
Accounts and Reports of Trustee...................................    14
-------------------------------
     6.1. Records and Accounts of Trustee.........................    14
          -------------------------------
     6.2. Fiscal Year.............................................    14
          -----------
     6.3. Reports of Trustee......................................    14
          ------------------
     6.4. Final Report............................................    14
          ------------

ARTICLE 7.
----------
Succession of Trustee.............................................    15
---------------------
     7.1. Resignation of Trustee..................................    15
          ----------------------
     7.2. Removal of Trustee......................................    15
          ------------------
     7.3. Appointment of Successor Trustee........................    15
          --------------------------------
     7.4. Succession to Trust Fund Assets.........................    15
          -------------------------------
     7.5. Continuation of Trust...................................    16
          ---------------------
     7.6. Changes in Organization of Trustee......................    16
          ----------------------------------
     7.7. Continuance of Trustee's Powers in Event of
          -------------------------------------------
          Termination of the Trust................................    16
          ------------------------

                                                                      PAGE
ARTICLE 8.
----------
Amendment or Termination.............................................   16
------------------------
     8.1. Amendments.................................................   16
          ----------
     8.2. Termination................................................   17
          -----------
     8.3. Form of Amendment or Termination...........................   17
          --------------------------------

ARTICLE 9.
----------

Miscellaneous........................................................   18
-------------
     9.1. Controlling Law............................................   18
          ---------------
     9.2. Committee Action...........................................   18
          ----------------
     9.3. Notices....................................................   18
          -------
     9.4. Severability...............................................   18
          ------------
     9.5. Protection of Persons Dealing with
          ----------------------------------
          the Trust..................................................   19
          ---------
     9.6. Tax Status of Trust........................................   19
          -------------------
     9.7. Participants to Have No Interest in the
          ---------------------------------------
          Company by Reason of the Trust.............................   19
          ------------------------------
     9.8. Nonassignability...........................................   19
          ----------------
     9.9. Gender and Plurals.........................................   19
          ------------------
     9.10.Counterparts...............................................   19
          ------------

                           AVERY DENNISON CORPORATION
                          EMPLOYEE STOCK BENEFIT TRUST
                          ----------------------------


     THIS RESTATED TRUST AGREEMENT (the "Agreement") made effective as of April 1, 1997, between Avery Dennison Corporation, a Delaware corporation, and Wachovia Bank of North Carolina N.A., a national banking association, as trustee.

                             W I T N E S S E T H :
                             ---------------------

     WHEREAS, the Company (as defined below) desires to establish a trust (the "Trust") in accordance with the laws of the State of Delaware and for the purposes stated in this Agreement;

     WHEREAS, the Trustee (as defined below) desires to act as trustee of the Trust, and to hold legal title to the assets of the Trust, in trust, for the purposes hereinafter stated and in accordance with the terms hereof;

     WHEREAS, the Company or its subsidiaries have previously adopted the Plans (as defined below);

     WHEREAS, the Company desires to provide assurance of the availability of the shares of its common stock necessary to satisfy certain of its obligations or those of its subsidiaries under the Plans (as defined below);

     WHEREAS, the Company desires that the assets to be held in the Trust Fund (as defined below) should be principally or exclusively securities of the Company and, therefore, expressly waives any diversification of investments that might otherwise be necessary, appropriate, or required pursuant to applicable provisions of law; and

     WHEREAS, Wachovia Bank of North Carolina N.A. has been appointed as trustee and has accepted such appointment as of the date set forth first above;

     NOW, THEREFORE, the parties hereto hereby establish the Trust and agree that the Trust will be comprised, held and disposed of as follows:

                                   ARTICLE 1.
                                   ----------

                         Trust, Trustee and Trust Fund
                         -----------------------------

     1.1.  Trust.  This Agreement and the Trust shall be known as the Avery
           -----
Dennison Corporation Employee Stock Benefit Trust. The parties intend that the Trust will be an independent legal entity with title to and power to convey all of its assets. The parties hereto further intend that the Trust not be subject to the Employee Retirement Income Security Act of 1974, as amended. The assets of the Trust will be held, invested and disposed of by the Trustee, in accordance with the terms of the Trust.

     1.2.  Trustee.  The trustee named above, and its successor or successors,
           -------
is hereby designated as the trustee hereunder, to receive, hold, invest, administer and distribute the Trust Fund in accordance with this Agreement, the provisions of which shall govern the power, duties and responsibilities of the Trustee.

     1.3.  Trust Fund.  The assets held at any time and from time to time under
           ----------
the Trust collectively are herein referred to as the "Trust Fund" and shall consist of contributions received by the Trustee, proceeds of any loans, investments and reinvestment thereof, the earnings and income thereon, less disbursements therefrom. Except as herein otherwise provided, title to the assets of the Trust Fund shall at all times be vested in the Trustee and securities that are part of the Trust Fund shall be held in such manner that the Trustee's name and the fiduciary capacity in which the securities are held are fully disclosed, subject to the right of the Trustee to hold title in bearer form or in the name of a nominee, and the interests of others in the Trust Fund shall be only the right to have such assets received, held, invested, administered and distributed in accordance with the provisions of the Trust.

     1.4.  Trust Fund Subject to Claims.  Notwithstanding any provision of this
           ----------------------------
Agreement to the contrary, the Trust Fund shall at all times remain subject to the claims of the Company's general creditors under federal and state law.

     In addition, the Board of Directors and Chief Executive Officer of the Company shall have the duty to inform the Trustee in writing of the Company's Insolvency. If a person claiming to be a creditor of the Company alleges in writing to the Trustee that the Company has become Insolvent, the Trustee shall determine whether the Company is Insolvent and, pending such determination, the Trustee shall discontinue allocations pursuant to Article 3.

     Unless the Trustee has actual knowledge of the Company's Insolvency, or has received notice from the Company or a person claiming to be a creditor alleging that the Company is Insolvent, the Trustee shall have no duty to inquire whether the Company is Insolvent. The Trustee may in all events rely on such evidence concerning the Company's solvency as may be furnished to the Trustee and that provides the Trustee with a reasonable basis for making a determination concerning the Company's Insolvency.

     If at any time the Trustee has determined that the Company is Insolvent, the Trustee shall discontinue allocations pursuant to Article 3 and shall hold the Trust Fund for the benefit of the Company's general creditors. Nothing in this Trust Agreement shall in any way diminish any rights of employees as general creditors of the Company with respect to benefits due under the Plan(s) or otherwise.

     The Trustee shall resume allocations pursuant to Article 3 only after the Trustee has determined that the Company is not Insolvent (or is no longer Insolvent).

     1.5.  Definitions.  In addition to the terms defined in the preceding
           -----------
portions of the Trust, certain capitalized terms have the meanings set forth below:

     Board of Directors.  "Board of Directors" means the board of directors of
     ------------------
the Company.

     Calculation Period.  "Calculation Period" means a period consisting of
     ------------------
calendar years (or portions thereof) 1996-2001, 2002-2006, or 2007-2012.

     Change of Control.  "Change of Control" means any of the following events:
     -----------------

     (a) an acquisition by any individual, entity or group (within the meaning of Section 13(d)(3) or 14(d)(2) of the Securities Exchange Act of 1934, as amended (the "Exchange Act")) of beneficial ownership (within the meaning of Rule 13d-3 promulgated under the Exchange Act) of 50% or more of the combined voting power of the then outstanding voting securities of the Company; provided,
                                                                       --------
however, that the following acquisitions shall not constitute a Change of
-------
Control: (i) an acquisition by or directly from the Company, (ii) an acquisition by any employee benefit plan or trust sponsored or maintained by the Company; and (iii) any acquisition described in subclauses (A) or (B) of subsection (b) below; or

     (b) approval by the stockholders of the Company of (i) a complete dissolution or liquidation of the Company, (ii) a sale or other disposition of all or substantially all of the Company's assets or (iii) a reorganization, merger, or consolidation ("Business Combination") unless either (A) all or substantially all of the stockholders of the Company immediately prior to the Business Combination own more than 50% of the voting securities of the entity surviving the Business Combination, or the entity which directly or indirectly controls such surviving entity, in substantially the same proportion as they owned the voting securities of the Company immediately prior thereto, or (B) the consideration (other than cash paid in lieu of fractional shares or payment upon perfection of appraisal rights) issued to stockholders of the Company in the Business Combination is solely common stock which is publicly traded on an established securities exchange in the United States.

     Code.  "Code" means the Internal Revenue Code of 1986, as amended.
     ----

     Committee.  "Committee" means a committee of the Company which is charged
     ---------
by the Board of Directors with administration of the Trust.

     Company.  "Company" means Avery Dennison Corporation, a Delaware
     -------
corporation, or any successor thereto. References to the Company shall include its subsidiaries where appropriate.

     Company Stock.  "Company Stock" means shares of common stock, par value
     -------------
$1.00 per share, issued by the Company or any successor securities.

     Extraordinary Dividend.  "Extraordinary Dividend" means any dividend or
     ----------------------
other distribution of cash or other property (other than Company Stock) made with respect to Company Stock, which the Board of Directors declares generally to be other than an ordinary dividend.

     Fair Market Value.  "Fair Market Value" means as of any date the average of
     -----------------
the highest and lowest reported sales price regular way on such date (or if such date is not a trading day, then on the most recent prior date which is a trading day) of a share of Company Stock as reported on the composite tape, or similar reporting system, for issues listed on the New York Stock Exchange (or, if the Company Stock is no longer traded on the New York Stock Exchange, on such other national securities exchange on which the Company

Stock is listed or national securities or central market system upon which transactions in Company Stock are reported, as either shall be designated by the Committee for the purposes hereof) or if sales of Common Stock are not reported in any manner specified above, the average of the high bid and low asked quotations on such date (or if such date is not a trading day, then on the most recent prior date which is a trading day) in the over-the-counter market as reported by the National Association of Securities Dealers' Automated Quotation System or, if not so reported, by National Quotation Bureau, Incorporated or similar organization selected by the Committee.

     Insolvent.  "Insolvent" means as to the Company, (i) the inability of the
     ---------
Company to pay its debts as they come due, or (ii) the Company being subject to a pending proceeding as debtor under the provisions of Title 11 of the United States Code.

     Loan.  "Loan" means the loan and extension of credit to the Trust evidenced
     ----
by the promissory note made by the Trustee dated October 24, 1996, with which the Trustee purchased Company Stock.

     Option Plans.  "Option Plans" means the Company's 1973, 1988 and 1990 Stock
     ------------
Incentive Plans and any successor plans or other stock-based incentive plans of the Company.

     Plans.  "Plans" means the Option Plans and the employee benefit plans
     -----
listed on Schedule A hereto and any other employee benefit plan of the Company or its subsidiaries designated as such by the Committee.

     Plan Participant.  "Plan Participant" means a participant in any of the
     ----------------
Plans.

     Suspense Account.  "Suspense Account" means a separate account to be
     ----------------
maintained by the Trustee to hold Excess Shares pursuant to the terms of Article 3 hereof.

     Target Value.  "Target Value" means with respect to each Trust Year the
     ------------
amount set forth on Schedule B hereto.

     Trustee.  "Trustee" means Wachovia Bank of North Carolina N.A. (not in its
     -------
corporate capacity but as trustee of the Trust) or any successor trustee.

     Trust Year.  "Trust Year" means the period beginning on the date hereof and
     ----------
ending on December 31, 1996 and each 12-month period beginning on January 1 and ending on December 31 thereafter.


                                   ARTICLE 2.
                                   ----------

                          Contributions and Dividends
                          ---------------------------

     2.1. Contributions.  For each Trust Year, the Company shall contribute to
          -------------
the Trust in cash such amount, which together with dividends, as provided in
Section 2.2, and any other earnings of the Trust, shall enable the Trustee to make all payments of principal and interest due under the Loan on a timely basis. Unless otherwise expressly provided herein, the Trustee shall apply all such contributions, dividends and earnings to the payment of principal and interest due under the Loan. If, at the end of any Trust Year, no such contribution has been made in cash, such contribution shall be deemed to have been made in the form of forgiveness of principal and interest on the Loan to the extent of the Company's failure to make contributions as required by this
Section 2.1. All contributions made under the Trust shall be delivered to the Trustee. The Trustee shall be accountable for all contributions received by it, but shall have no duty to require any contributions to be made to it.

     2.2. Dividends.  Except as otherwise provided herein, dividends paid in
          ---------
cash on Company Stock held by the Trust, including Company Stock held in the Suspense Account, shall be applied to pay interest and repay scheduled principal due under the Loan. Extraordinary Dividends shall not be used to pay interest on or principal of the Loan, but shall be invested in additional Company Stock as soon as practicable. Dividends which are not in cash or in Company Stock (including Extraordinary Dividends, or portions thereof) shall be reduced to cash by the Trustee and reinvested in Company Stock as soon as practicable, provided that an Extraordinary Dividend constituting a spin-off, split-off or similar transaction may be transferred to a trust sponsored by the spun-off company or dealt with in another equitable manner as determined in good faith by the Committee. For purposes of this Agreement, Company Stock purchased with the proceeds of an Extraordinary Dividend or with the proceeds of a non-cash dividend shall be deemed to have been acquired with the proceeds of the Loan.
In the Trustee's discretion, investments in Company Stock may be made through open-market purchases, private transactions or (with the Company's consent) purchases from the Company.

                                   ARTICLE 3.
                                   ----------

                    Release and Allocation of Company Stock
                    ---------------------------------------

     3.1. Release of Shares.  Subject to the other provisions of this Article 3,
          -----------------
upon the payment or forgiveness in any Trust Year of any principal on the Loan (a "Principal Payment"), the following number of shares of Company Stock acquired with the proceeds of the Loan shall be available for allocation ("Available Shares") as provided in this Article 3: the number of shares so acquired and held in the Trust immediately before such payment or forgiveness, multiplied by a fraction the numerator of which is the amount of the Principal Payment and the denominator of which is the sum of such Principal Payment and the remaining principal of the Loan outstanding after such Principal Payment.

     3.2. Allocations.  Subject to the provisions of Section 3.3, Available
          -----------
Shares shall be allocated as directed by the Committee to the Plans no less frequently than annually. The Committee's discretion shall be limited to the amounts allocated among Plans, with the allocation itself being mandatory. Subject to Section 3.3, in the event that any Available Shares remain after satisfaction of all benefit obligations under each of the Plans for a given Trust Year, all remaining Available Shares shall be contributed by the Trustee to such other plans of the Company or its subsidiaries covering a broad cross-section of individuals employed by the Company as the Committee shall direct.

     3.3. Excess Shares.  (a)  Notwithstanding the provisions of Section 3.2,
          -------------
Available Shares shall not be released from the Trust and allocated pursuant to
Section 3.2 to the extent that the Fair Market Value of the Available Shares in a Trust Year exceeds the Target Value. Available Shares which are not allocated pursuant to the preceding sentence ("Excess Shares") shall be held by the Trustee in the Suspense Account and allocated in accordance with the provisions of this Section 3.3.

     (b) In the event that there are any Excess Shares created in any Trust Year within a Calculation Period, such Excess Shares shall be released from the Suspense Account pursuant to Section 3.2 to the extent that but for such release the Fair Market Value of the Available Shares in a subsequent Trust Year within the same Calculation Period would be less than the Target Value. In the event that in any Trust Year the value of the Available Shares was less than the Target Value for such Trust Year (such amount being referred to as the "Shortfall") and Excess Shares are created in a subsequent Trust Year within the same Calculation Period, Excess Shares with a value equal to the Shortfall shall be transferred by the Trustee to such Plans as directed by the Committee;

provided, however, that such shares may not be transferred to the Company.
--------  -------

     (c) In the event that at the end of any Calculation Period there are Excess Shares that have not been allocated pursuant to Section 3.3(b), such Excess Shares shall, subject to the provisions of this subsection (c), be distributed in equal amounts of shares in each Trust Year in the next Calculation Period to individuals employed by the Company or plans in which they participate, as directed by the Committee taking into account the best interest of a broad cross-section of the individuals employed by the Company and its subsidiaries. However, Excess Shares which would have been allocated in a Trust Year pursuant to the preceding sentence shall instead be allocated pursuant to
Section 3.2 to the extent that there is a Shortfall with respect to such Trust Year. Any Excess Shares remaining in the Trust at the beginning of the final Calculation Period of the Trust shall be contributed in equal amounts of shares in each Trust Year during such Calculation Period to individuals employed by the Company or plans in which they participate, as directed by the Committee taking into account the best interest of a broad cross-section of the individuals employed by the Company and its subsidiaries, and the Trust shall not terminate until such Excess Shares have been so contributed.


                                   ARTICLE 4.
                                   ----------

                   Compensation, Expenses and Tax Withholding
                   ------------------------------------------

     4.1. Compensation and Expenses.  The Trustee shall be entitled to such
          -------------------------
reasonable compensation for its services as may be agreed upon from time to time by the Company and the Trustee and to be reimbursed for its reasonable legal, accounting and appraisal fees, expenses and other charges reasonably incurred in connection with the administration, management, investment and distribution of the Trust Fund. Such compensation shall be paid, and such reimbursement shall be made out of the Trust Fund. The Company agrees to make sufficient contributions to the Trust to pay such amounts owing the Trustee in addition to those contributions required by Section 2.1.

     4.2. Withholding of Taxes.  The Trustee may withhold, require withholding,
          --------------------
or otherwise satisfy its withholding obligation, on any distribution which it is directed to make, such amount as it may reasonably estimate to be necessary to comply with applicable federal, state and local withholding requirements. Upon settlement of such tax liability, the Trustee shall distribute the balance of such amount. Prior to making any distribution hereunder, the Trustee may require such release or documents from any taxing authority, or may require such indemnity, as the Trustee shall reasonably deem necessary for its protection.


                                   ARTICLE 5.
                                   ----------

                          Administration of Trust Fund
                          ----------------------------

     5.1. Management and Control of Trust Fund.  Subject to the terms of this
          ------------------------------------
Agreement, the Trustee shall have exclusive authority, discretion and responsibility to manage and control the assets of the Trust Fund.

     5.2. Investment of Funds.
          -------------------

     Except as otherwise provided in Section 2.2 and in this Section 5.2, the Trustee shall invest and reinvest the Trust Fund exclusively in Company Stock, including any accretions thereto resulting from the proceeds of a tender offer, recapitalization or similar transaction which, if not in Company Stock, shall be reduced to cash as soon as practicable. The Trustee may invest any portion of the Trust Fund temporarily pending investment in Company Stock, distribution or payment of expenses in (i) investments in United States Government obligations with maturities of less than one year, (ii) interest-bearing accounts including but not limited to certificates of deposit, time deposits, saving accounts and money market accounts with maturities of less than one year in any bank, including the Trustee's, with aggregate capital in excess of $1,000,000,000 and a Moody's Investor Services rating of at least P1, or an equivalent rating from a nationally recognized ratings agency, which accounts are insured by the Federal Deposit Insurance Corporation or other similar federal agency, (iii) obligations issued or guaranteed by any agency or instrumentality of the United States of America with maturities of less than one year or (iv) short-term discount obligations of the Federal National Mortgage Association.

     5.3. Trustee's Administrative Powers.
          -------------------------------

     Except as otherwise provided herein, and subject to the Trustee's duties hereunder, the Trustee shall have the following powers and rights, in addition to those provided elsewhere in this Agreement or by law:

          (a) to retain any asset of the Trust Fund;

          (b) subject to Section 5.4(b), Section 8.2 and Articles 2 and 3, to sell, transfer, mortgage, pledge, lease or otherwise dispose of, or grant options with respect to any Trust Fund assets at public or private sale;

          (c) upon direction from the Company, to borrow from any lender (including the Company pursuant to the Loan), to acquire Company Stock as authorized by this Agreement, to enter into lending agreements upon such terms (including reasonable interest and security for the loan and rights to renegotiate and prepay such loan) as may be determined by the Committee; provided, however, that any collateral given by the Trustee for the Loan shall be limited to cash and property contributed by the Company to the Trust and dividends paid on Company Stock held in the Trust Fund and shall not include Company Stock acquired with the proceeds of Loan;

          (d) with the consent of the Committee, to settle, submit to arbitration, compromise, contest, prosecute or abandon claims and demands in favor of or against the Trust Fund;

          (e) to vote or to give any consent with respect to any securities, including any Company Stock, held by the Trust either in person or by proxy for any purpose, provided that the Trustee shall vote, tender or exchange all shares of Company Stock as provided in Section 5.4;

          (f) to exercise any of the powers and rights of an individual owner with respect to any asset of the Trust Fund and to perform any and all other acts that in its judgment are necessary or appropriate for the proper administration of the Trust Fund, even though such powers, rights and acts are not specifically enumerated in this Agreement;

          (g) to employ such accountants, actuaries, investment bankers, appraisers, other advisors and agents as may be reasonably necessary in collecting, managing, administering, investing, valuing, distributing and protecting the Trust Fund or the assets thereof or any borrowings of the Trustee made in accordance with Section 5.3(c); and to pay their reasonable fees and expenses, which shall be deemed to be expenses of the Trust and for which the Trustee shall be reimbursed in accordance with Section 4.1;

          (h) to cause any asset of the Trust Fund to be issued, held or registered in the Trustee's name or in the name of its nominee, or in such form that title will pass by delivery, provided that the records of the Trustee shall indicate the true ownership of such asset;

          (i) to utilize another entity as custodian to hold, but not invest or otherwise manage or control, some or all of the assets of the Trust Fund; and

          (j) to consult with legal counsel (who may also be counsel for the Trustee generally) with respect to any of its duties or obligations hereunder; and to pay the reasonable fees and expenses of such counsel, which shall be deemed to be expenses of the Trust and for which the Trustee shall be reimbursed in accordance with Section 4.1.

     Notwithstanding the foregoing, neither the Trust nor the Trustee shall have any power to, and shall not, engage in any trade or business.

     5.4.  Voting and Tendering of Company Stock.
           -------------------------------------

     (a) Voting of Company Stock.  The Trustee shall follow the directions of
         -----------------------
participants in the Option Plans as to the manner in which shares of Company Stock held by the Trust are to be voted on each matter brought before an annual or special stockholders' meeting of the Company or the manner in which any consent is to be executed, in each case as provided below. Before each such meeting of stockholders, the Trustee shall cause to be furnished to each active employee of the Company who holds a vested award under any of the Option Plans ("Active Option Plan Participant") a copy of the proxy solicitation material received by the Trustee, together with a form requesting confidential instructions ("Instruction Form") as to how to vote the shares of Company Stock held by the Trustee. Each Active Option Plan Participant shall have 30 days to return the Instruction Form to the Trustee. Upon the expiration of the period for the return of Instruction Forms, the Trustee shall on each such matter vote the number of shares (including fractional shares) of Company Stock held by the Trust as follows:

     The Trustee shall assign to each Active Option Plan Participant, a number of shares (the "Participant Directed

Amount") equal to the product of (x) the total number of shares of Common Stock held in the Trust Fund, and (y) a fraction, the numerator of which is one (1) and the denominator of which is the total number of Active Option Plan Participants in such year. Each share assigned to each Active Option Plan Participant in accordance with the previous sentence shall be voted in accordance with such participant's Instruction Form. Any shares of Company Stock which remain undirected pursuant to the foregoing provisions shall be voted for, against or to abstain in the same proportions as the shares of Company Stock for which the Trustee is directed as provided above.

     (b) Tender or Exchange of Company Stock.  The Trustee shall use its best
         -----------------------------------
efforts timely to distribute or cause to be distributed to Active Option Plan Participants any written materials distributed to stockholders of the Company generally in connection with any tender offer or exchange offer for Company Stock, together with a form requesting confidential instructions on whether or not to tender or exchange shares of Company Stock held in the Trust (the "Tender Form"). Each Active Option Plan Participant shall have until 4 days prior to the expiration of the relevant tender or exchange offer to return the Tender Form. Upon expiration of the period for return of Tender Forms, the Trustee shall tender or not tender the Participant Directed Amount for each Active Option Plan Participant in accordance with such participant's Tender Form. Each Active Option Plan Participant shall not be limited in the number of instructions to tender or withdraw from tender which he/she may give but shall not have the right to give instructions to tender or withdraw from tender after expiration of the period for return of Tender Forms. If the Trustee shall not receive timely instruction by means of a Tender Form as to the manner in which to respond to such a tender or exchange offer, the Trustee shall tender or exchange or not tender or exchange any shares of Company Stock with respect to which an Active Option Plan Participant has the right of direction, in the same proportion as the shares of Company Stock for which the Trustee is directed as provided above.

     (c) The Company shall maintain appropriate procedures to ensure that all instructions by Active Option Plan Participants are collected, tabulated, and transmitted to the Trustee without being divulged or released to any person affiliated with the Company or its affiliates. All actions taken by Active Option Plan Participants and the contents of the Instruction Forms and Tender Forms shall be held confidential by the Trustee and shall not be divulged or released to any person, other than (i) agents of the Trustee who are not affiliated with the Company or its affiliates or (ii) by virtue of the execution by the Trustee of any proxy, consent or letter of transmittal for the shares of Company Stock held in the Trust, or (iii) or as required by court order.

     5.5.  Indemnification.
           ---------------

     (a) To the extent lawfully allowable, the Company shall and hereby does indemnify and hold harmless the Trustee from and against any claims, demands, actions, administrative or other proceedings, causes of action, liability, loss, cost, damage or expense (including reasonable attorneys' fees), which may be asserted against it, in any way arising out of or incurred as a result of its action or failure to act in connection with the operation and administration of the Trust; provided that such indemnification shall not apply to the extent that the Trustee has acted in willful or negligent violation of applicable law or its duties under this Trust or in bad faith. The Trustee shall be under no liability to any person for any loss of any kind which may result (i) by reason of any action taken by it in accordance with any direction of the Committee or any Active Option Plan Participant acting pursuant to Section 5.4(b) (hereinafter collectively referred to as the "directing participants"), (ii) by reason of its failure to exercise any power or authority or to take any action hereunder because of the failure of any such directing participant to give directions to the Trustee, as provided for in this Agreement, or (iii) by reason of any act or omission of any of the directing participants with respect to its duties under this Trust. The Trustee shall be fully protected in acting upon any instrument, certificate, or paper delivered by the Committee or any Active Option Plan Participant or beneficiary and believed in good faith by the Trustee to be genuine and to be signed or presented by the proper person or persons, and the Trustee shall be under no duty to make any investigation or inquiry as to any statement contained in any such writing, but may accept the same as conclusive evidence of the truth and accuracy of the statements therein contained.

     (b) The Company may, but shall not be required to, maintain liability insurance to insure its obligations hereunder. If any payments made by the Company or the Trust pursuant to this indemnity are covered by insurance, the Company or the Trust (as applicable) shall be subrogated to the rights of the indemnified party against the insurance company.

     (c) Without limiting the generality of the foregoing, the Company may, at the request of the Trustee, advance to the Trustee reasonable amounts of expenses, including reasonable attorneys' fees and expenses, which the Trustee advised have been incurred in connection with its investigation or defense of any claim, demand, action, cause of action, administrative or other proceeding arising out of or in connection with the Trustee's performance of its duties under this Agreement.

     5.6.  General Duty to Communicate to Committee.  The Trustee shall promptly
           ----------------------------------------
notify the Committee of all communications with or from any government agency or with respect to any legal proceeding with regard to the Trust and with or from any Plan Participants concerning their entitlements under the Plans or the Trust.


                                   ARTICLE 6.
                                   ----------

                        Accounts and Reports of Trustee
                        -------------------------------

     6.1.  Records and Accounts of Trustee.  The Trustee shall maintain accurate
           -------------------------------
and detailed records and accounts of all transactions of the Trust, which shall be available at all reasonable times for inspection or audit by any person designated by the Company and which shall be retained as required by applicable law.

     6.2.  Fiscal Year.  The fiscal year of the Trust shall be the twelve month
           -----------
period beginning on January 1 and ending on December 31.

     6.3.  Reports of Trustee.  The Trustee shall prepare and present to the
           ------------------
Committee a report for the period ending on the last day of each fiscal year, and for such shorter periods as the Committee may reasonably request, listing all securities and other property acquired and disposed of and all receipts, disbursements and other transactions effected by the Trust after the date of the Trustee's last account, and further listing all cash, securities, and other property held by the Trust, together with the fair market value thereof, as of the end of such period. In addition to the foregoing, the report shall contain such information regarding the Trust Fund's assets and transactions as the Committee in its discretion may reasonably request.

     6.4.  Final Report.  In the event of the resignation or removal of a
           ------------
Trustee hereunder, the Committee may request and the Trustee shall then with reasonable promptness submit, for the period ending on the effective date of such resignation or removal, a report similar in form and purpose to that described in Section 6.3.


                                   ARTICLE 7.
                                   ----------

                             Succession of Trustee
                             ---------------------

     7.1.  Resignation of Trustee.  The Trustee or any successor thereto may
           ----------------------
resign as Trustee hereunder at any time upon delivering a written notice of such resignation, to take effect ninety (90) days after the delivery thereof to the Committee, unless the Committee accepts shorter notice; provided, however, that
                                                        --------  -------
no such resignation shall be effective until a successor Trustee has assumed the office of Trustee hereunder.

     7.2.  Removal of Trustee.  The Trustee or any successor thereto may be
           ------------------
removed by the Company by delivering to the Trustee so removed an instrument executed by the Committee. Such removal shall take effect at the date specified in such instrument, which shall not be less than sixty (60) days after delivery of the instrument, unless the Trustee accepts shorter notice; provided, however,
                                                              --------  -------
that no such removal shall be effective until a successor Trustee has assumed the office of Trustee hereunder.

     7.3.  Appointment of Successor Trustee.  Whenever the Trustee or any
           --------------------------------
successor thereto shall resign or be removed or a vacancy in the position shall otherwise occur, the Committee shall use its best efforts to appoint a successor Trustee as soon as practicable after receipt by the Committee of a notice described in Section 7.1, or the delivery to the Trustee of a notice described in Section 7.2, as the case may be, but in no event more than one hundred eighty
(180) days after receipt or delivery, as the case may be, of such notice. A successor Trustee's appointment shall not become effective until such successor shall accept such appointment by delivering its acceptance in writing to the Company. If a successor is not appointed within such 180-day period, the Trustee, at the Company's expense, may petition a court of competent jurisdiction for appointment of a successor. Any successor Trustee shall be an institutional trustee not affiliated with the Company.

     7.4.  Succession to Trust Fund Assets.  The title to all property held
           -------------------------------
hereunder shall vest in any successor Trustee acting pursuant to the provisions hereof without the execution or filing of any further instrument, but a resigning or removed Trustee shall execute all instruments and do all acts necessary to vest title in the successor Trustee. Each successor Trustee shall have, exercise and enjoy all of the powers, both discretionary and ministerial, herein conferred upon its predecessors. A successor Trustee shall not be obliged to examine or review the accounts, records, or acts of, or property delivered by, any previous Trustee and shall not be responsible for any action or any failure to act on the part of any previous Trustee.

     7.5.  Continuation of Trust.  In no event shall the legal disability,
           ---------------------
resignation or removal of a Trustee terminate the Trust, but the Board of Directors shall forthwith appoint a successor Trustee in accordance with Section
7.3 to carry out the terms of the Trust.

     7.6.  Changes in Organization of Trustee.  In the event that any corporate
           ----------------------------------
Trustee hereunder shall be converted into, shall merge or consolidate with, or shall sell or transfer substantially all of its assets and business to, another corporation, state or federal, the corporation resulting from such conversion, merger or consolidation, or the corporation to which such sale or transfer shall be made, shall thereunder become and be the Trustee under the Trust with the same effect as though originally so named.

     7.7.  Continuance of Trustee's Powers in Event of Termination of the Trust.
           ---------------------------------------------------------------------
In the event of the termination of the Trust, as provided herein, the Trustee shall dispose of the Trust Fund in accordance with the provisions hereof. Until the final distribution of the Trust Fund, the Trustee shall continue to have all powers provided hereunder as necessary or expedient for the orderly liquidation and distribution of the Trust Fund.


                                   ARTICLE 8.
                                   ----------

                            Amendment or Termination
                            ------------------------

     8.1.  Amendments.  Except as otherwise provided herein, the Company may
           ----------
amend the Trust at any time and from time to time in any manner which it deems desirable, provided that no amendment which would adversely effect the contingent rights of Plan Participants may change (i) the allocation formula contained in Section 3.1 or Section 3.2 so as to change the Fair Market Value in any Trust Year of the Available Shares or the Excess Shares, (ii) the terms of
Section 3.3, (iii) the Target Value reflected on Schedule B with respect to any Trust Year, (iv) the provisions of Section 5.4, other than an amendment to reflect a change in the Plans funded by this Trust, (v) the provisions of Section 8.2, (vi) the provisions of this Section 8.1, or (vii) change the duties of the Trustee without the Trustee's consent, which consent shall not be unreasonably withheld. Notwithstanding the foregoing, the Company shall retain the power under all circumstances to amend the Trust to correct any errors or clarify any ambiguities or similar issues of interpretation in this Agreement.

     8.2.  Termination.  Subject to the terms of Section 3.3(c) and this Section
           -----------
8.2, the Trust shall terminate on January 1, 2012 or any earlier date on which the Loan is paid in full (the "Termination Date"). The Board of Directors may terminate the Trust at any time prior to the Termination Date. The Trust shall also terminate automatically upon the Company giving the Trustee notice of a Change of Control. Immediately upon a termination of the Trust, the Company shall be deemed to have forgiven all amounts then outstanding under the Loan.
As soon as practicable after receiving notice from the Company of a Change of Control or upon any other termination of the Trust, the Trustee shall sell all of the Company Stock and other non-cash assets (if any) then held in the Trust Fund as directed by the Committee in good faith taking into account the interests of a broad cross-section of individuals employed by the Company. The proceeds of such sale shall first be returned to the Company up to an amount equal to the principal amount, plus any accrued interest of the Loan that was forgiven upon such termination. Subject to the provisions of Section 3.3(c), any funds remaining in the Trust after such payment to the Company shall be distributed with reasonable promptness to a broad cross-section of Plan Participants or to individuals employed by the Company generally or to any benefit plan or trust in which a broad cross-section of individuals employed by the Company participate, as the Committee may in good faith determine taking into account the best interests of a broad cross-section of the individuals employed by the Company.

     8.3.  Form of Amendment or Termination.  Any amendment or termination of
           --------------------------------
the Trust shall be evidenced by an instrument in writing signed by an authorized officer of the Company, certifying that said amendment or termination has been authorized and directed by the Company or the Board of Directors, as applicable, and, in the case of any amendment, shall be consented to by signature of an authorized officer of the Trustee, if required by Section 8.1.

                                   ARTICLE 9.
                                   ----------

                                 Miscellaneous
                                 -------------

     9.1.  Controlling Law.  The laws of the State of Delaware shall be the
           ---------------
controlling law in all matters relating to the Trust, without regard to conflicts of law.

     9.2.  Committee Action.  Any action required or permitted to be taken by
           ----------------
the Committee may be taken on behalf of the Committee by any individual so authorized. The Company shall furnish to the Trustee the name and specimen signature of each member of the Committee upon whose statement of a decision or direction the Trustee is authorized to rely. Until notified of a change in the identity of such person or persons, the Trustee shall act upon the assumption that there has been no change.

     9.3.  Notices.  All notices, requests, or other communications required or
           -------
permitted to be delivered hereunder shall be in writing, delivered by registered or certified mail, return receipt requested as follows:

     To the Company:

          150 North Orange Boulevard
          Pasadena, California 91103

          Attention:  General Counsel


     To the Trustee:

               Post Office Box 3099
               Winston Salem, North Carolina 27150

               Attention:  John Smith


     Any party hereto may from time to time, by written notice given as aforesaid, designate any other address to which notices, requests or other communications addressed to it shall be sent.

     9.4.  Severability.  If any provision of the Trust shall be held illegal,
           ------------
invalid or unenforceable for any reason, such provision shall not affect the remaining parts hereof, but the Trust shall be construed and enforced as if said provision had never been inserted herein.

     9.5.  Protection of Persons Dealing with the Trust.  No person dealing with
           --------------------------------------------
the Trustee shall be required or entitled to monitor the application of any money paid or property delivered to the Trustee, or determine whether or not the Trustee is acting pursuant to authorities granted to it hereunder or to authorizations or directions herein required.

     9.6.  Tax Status of Trust.  It is intended that the Company, as grantor
           -------------------
hereunder, be treated for Federal income tax purposes as the owner of the entire Trust and the trust assets under Section 671, et seq. of the Code. Until advised otherwise, the Trustee may presume that the Trust is so characterized for federal income tax purposes and shall make all filings of tax returns on that presumption.

     9.7.  Participants to Have No Interest in the Company by Reason of the
           ----------------------------------------------------------------
Trust.  Neither the creation of the Trust nor anything contained in the Trust
-----
shall be construed as giving any person, including any individual employed by the Company or any subsidiary of the Company, any equity or interest in the assets, business, or affairs of the Company except to the extent that any such individuals are entitled to exercise stockholder rights with respect to Company Stock pursuant to Section 5.4.

     9.8.  Nonassignability.  No right or interest of any person to receive
           ----------------
distributions from the Trust shall be assignable or transferable, in whole or in part, either directly or by operation of law or otherwise, including, but not by way of limitation, execution, levy, garnishment, attachment, pledge, or bankruptcy, but excluding death or mental incompetency, and no right or interest of any person to receive distributions from the Trust shall be subject to any obligation or liability of any such person, including claims for alimony or the support of any spouse or child.

     9.9.  Gender and Plurals.  Whenever the context requires or permits, the
           ------------------
masculine gender shall include the feminine gender and the singular form shall include the plural form and shall be interchangeable.

     9.10.  Counterparts.  This Agreement may be executed in any number of
            ------------
counterparts, each of which shall be considered an original.

     IN WITNESS WHEREOF, the Company and the Trustee have caused this Agreement to be signed, and their seals affixed hereto, by their authorized officers all as of the day, month and year first above written.


                  AVERY DENNISON CORPORATION



                  By /s/ R.G. Jenkins
                     Senior Vice President and
                     Chief Financial Officer



                  WACHOVIA BANK OF NORTH CAROLINA N.A.



                  By /s/ John N. Smith, III
                     Vice President

                                   SCHEDULE A
                                   ----------

1.  The 1973 Employee Stock Option and Stock Appreciation Rights Plan

2.  The 1988 Stock Option and Stock Appreciation Rights Plan

3.  The 1990 Employee Stock Option and Incentive Plan

4.  The 1985 Incentive Stock Option Plan of Dennison Manufacturing Company

5.  The 1988 Stock Option Plan of Dennison Manufacturing Company

6.  The Employee Saving Plan

                                   SCHEDULE B
                                   ----------


               Trust Year        Target Value ($)
               ---------------   ----------------

                    1997              33,616,071
                    1998              42,020,089
                    1999              52,525,112
                    2000              65,656,390
                    2001              82,070,487
                    2002             102,588,109
                    2003             128,535,136
                    2004             169,293,920
                    2005             200,367,400
                    2006             250,459,250
                    2007             313,074,062
                    2008             391,342,577
                    2009             489,178,222
                    2010             611,472,777
                    2011             764,340,971
                    2012           5,350,356,800

                                       1